FAUQUIER BANKSHARES, INC. Deeply rooted in our community. April 2010

Safe Harbor Statement In addition to the historical information contained herein, this report contains forward-looking statements. Forward-looking statements are based on certain assumptions and describe future plans, strategies, and expectations of the Company, and are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "may," "will," or similar expressions. Although we believe our plans, intentions, and expectations reflected in these forward-looking statements are reasonable, we can give no assurance that these plans, intentions, or expectations will be achieved. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain, and actual results could differ materially from those contemplated. Factors that could have a material adverse effect on our operations and future prospects include, but are not limited to, changes in: interest rates, general economic conditions, the legislative/regulatory climate, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the Bank's loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in our market area, and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward- looking statements in this report, and you should not place undue reliance on such statements, which reflect our position as of the date of this report. For additional discussion of risk factors that may cause our actual future results to differ materially from the results indicated within forward-looking statements, please refer to "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2009. 2 FAUQUIER BANKSHARES, INC.

Table of Contents Who We Are Market Area Financial Condition Financial Performance and Goals Building Shareholder Value 3 FAUQUIER BANKSHARES, INC.

Who We Are 4 FAUQUIER BANKSHARES, INC.

Fauquier Bankshares, Inc. Founded 1902 Headquartered Warrenton, Virginia (50 miles west of Washington, D.C.) (10 branch locations) Total Assets $568.5 Million Shares Outstanding 3,620,544 * Insider Ownership 5.75% * Institutional Ownership 10.99% 1 (8.4% held by Royce & Associates, LLC2) Shareholders Approx. 500 + "street" (Over 75% in VA) NASDAQ FBSS All data provided as of December 31 2009, unless otherwise noted. * As of March 29, 2010. Source: NASDAQ as of March 29, 2010. A subsidiary of Legg Mason 5 FAUQUIER BANKSHARES, INC.

Industry Recognition Named #132 of "Top 200 Publicly-Traded Community Banks" in the June 2009 issue of U.S. Banker magazine, based on previous 3-year average ROE of 1,115 public institutions pooled. This marks the third consecutive year that FBSS was on the "Top 200" listing. Ranked #2 in 2009 for Top Community Bank IT projects by Bank Technology News in their March 2010 issue. In the summer of 2009, the Bank negotiated and successfully implemented a core conversion with Fiserv improving efficiency and decreasing expenses. 6 FAUQUIER BANKSHARES, INC.

Our Success Is a Result of Our Culture 7 Strategic Planning Teamwork Disciplined Execution (aka "Blocking and Tackling") Consistently Strong Credit Culture Disciplined Loan and Deposit Pricing Strategy FAUQUIER BANKSHARES, INC.

Management Focus On Growth 8 FAUQUIER BANKSHARES, INC. Quality Growth Loan Portfolio Core Transaction Deposits Non-Interest Fee Income Wealth Management and Financial Planning

Our Customer Focus 9 To deliver a superior experience for our retail and commercial customers by enabling them to make the right choices when selecting financial products and services that best fit their needs and lifestyles, thereby empowering our customers to achieve their financial goals. FAUQUIER BANKSHARES, INC.

Market Area 10 FAUQUIER BANKSHARES, INC.

Northern Virginia Marketplace *Including City of Manassas data Source: Weldon Cooper Center for Public Service 11 FAUQUIER BANKSHARES, INC. Fauquier County 11,822 41.89% Fairfax County 5,499 19.48% Prince William County* 4,295 15.22% Loudoun County 1,595 5.65% District of Columbia 1,139 4.04% Other Places of Work 3,874 13.73% Total Out-Commuters 16,402 58.11% Total County Workforce 28,224 100.00% Places to Which Fauquier County Residents Commute (2000)

Primary Market Area 12 FAUQUIER BANKSHARES, INC.

Northern Virginia Marketplace Virginia voted "No. 1 Most Business-Friendly State" by Forbes Magazine for the fourth straight year. (2006 - 2009) Comparably stronger population, economic and employment growth Stable federal government presence Exceptional higher education Diverse industry employment, mostly "clean" industries High household income 13 FAUQUIER BANKSHARES, INC.

14 Median Price ($ Thousands) Dec 2009 Dec 2008 Dec 2006 Dec 2004 Change 2004-2009 Fauquier County $ 273 $ 233 $ 373 $ 360 -24.2% Manassas City $ 155 $ 130 $ 308 $ 252 -38.5% Prince William County $ 235 $ 174 $ 380 $ 327 -28.1% Number of Sales Dec 2009 Dec 2008 Dec 2006 Dec 2004 Change 2004-2009 Fauquier County 53 48 54 103 -48.5% Manassas City 52 105 50 92 -43.5% Prince William County 510 845 457 990 -48.5% Sales Volume ($ Millions) Dec 2009 Dec 2008 Dec 2006 Dec 2004 Change 2004-2009 Fauquier County $ 17 $ 13 $ 34 $ 40 -57.5% Manassas City $ 9 $ 15 $ 16 $ 25 -64.0% Prince William County $ 133 $ 180 $ 189 $ 367 -63.8% Residential Real Estate Overview Source: MRIS and "The New Normal" in Northern Virginia by A. J. Dwoskin & Associates, Inc. FAUQUIER BANKSHARES, INC.

15 Unemployment Rates FAUQUIER BANKSHARES, INC. (CHART) Unemployment Rate Oct 2009 Unemployment Rate Nov 2009 Unemployment Rate Dec 2009 United States 9.5% 9.4% 9.7% Virginia 6.4% 6.4% 6.7% Fauquier & Prince William Counties 5.2% 5.2% 5.5%

Current Market with Sustainable Growth 16 Northern Virginia-primarily Fauquier County, western Prince William County. County 2009 Population (Thousands) Percent Growth (2000 to 2009) 2009 Per Capita Income (USA=100) Fauquier 68.7 24.6% 129 Prince William 384.2 36.8% 126 Source: SNL - Data provided by ESRI based primarily on US Census data. For non-census year data, ESRI uses samples and projections to estimate the demographic data. FAUQUIER BANKSHARES, INC.

Fauquier County, Western Prince William County, and Manassas City Deposit Market Share 17 Financial Institution No. of Offices Deposits ($000) Market Share BB&T 16 $ 1,023,104 30.75% Suntrust Bank 7 417,666 12.55% Fauquier Bank 8 412,892 12.41% Wells Fargo (Wachovia) 5 308,020 9.26% Bank of America 4 184,549 5.55% Chevy Chase 8 154,882 4.66% PNC Bank 7 151,671 4.56% Cardinal Bank 1 117,343 3.53% Virginia Commerce Bank 2 102,985 3.10% Other 17 Institutions 26 454,023 13.63% Total 84 $3,327,135 100% Source: FDIC - Deposit Market Share Report Data as of June 30, 2009. Source: FDIC - Deposit Market Share Report Data as of June 30, 2009. Source: FDIC - Deposit Market Share Report Data as of June 30, 2009. Source: FDIC - Deposit Market Share Report Data as of June 30, 2009. Source: FDIC - Deposit Market Share Report Data as of June 30, 2009. Source: FDIC - Deposit Market Share Report Data as of June 30, 2009. Source: FDIC - Deposit Market Share Report Data as of June 30, 2009. FAUQUIER BANKSHARES, INC.

Financial Condition FAUQUIER BANKSHARES, INC. 18

19 Total Assets FAUQUIER BANKSHARES, INC. Source: Fauquier Bankshares Financials - as of December 31.

20 Loans, Net FAUQUIER BANKSHARES, INC. Source: Fauquier Bankshares Financials - as of December 31.

21 Loan Portfolio Loan Portfolio At December 31, 2009 FAUQUIER BANKSHARES, INC.

22 Nonperforming Loans to Period End Loans Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2009/2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/2004) Sources: BHC Performance Report and Fauquier Bankshares Financials FAUQUIER BANKSHARES, INC.

23 Loan Losses (Net of Recoveries) As a Percentage of Average Total Loans Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2009/2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/2004) Sources: BHC Performance Report and Fauquier Bankshares Financials FAUQUIER BANKSHARES, INC.

24 Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/2004) Sources: BHC Performance Report and Fauquier Bankshares Financials FAUQUIER BANKSHARES, INC. Allowance for Loan Loss As a Percentage of Total Loans

25 Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/2004) Sources: BHC Performance Report and Fauquier Bankshares Financials FAUQUIER BANKSHARES, INC. Allowance for Loan Loss As a Percentage of 90 Days Past Due & Nonaccrual Loans Year Percentile 2009 84 2008 93 2007 57 2006 50 2005 76

26 FAUQUIER BANKSHARES, INC. Credit Quality Trends (For Year Ended December 31) Sources: Fauquier Bankshares Financials Past Due as a Year % of Total Loans 2009 1.49% 2008 1.73% 2007 1.87% 2006 1.34% 2005 0.62%

27 Pooled Trust Preferred Securities FAUQUIER BANKSHARES, INC. In 1996, The Federal Reserve first approved issuance of Preferred Trust Securities. In 2000, Pooled Trust Securities were developed. These pooled securities are corporate bonds that are "Class B" or subordinated "mezzanine" tranche of pooled trust preferred securities. The trust preferred securities are collateralized by the interest and principal payments made on trust preferred capital offerings by a geographically diversified pool of approximately 60 different financial institutions located throughout the United States. At purchase, all four securities received a Moody's rating of A2 for Class B.

28 Pooled Trust Preferred Securities FAUQUIER BANKSHARES, INC. Issue X XI XIV XV Total Date of purchase 6/26/2003 9/17/2003 6/17/2004 9/20/2004 Issue size ($M) $ 581 $ 670 $ 504 $ 625 $ 2,380 Financial institutions (No.) 61 69 65 60 228* States (No.) 29 28 34 30 30** TFB's share of the pool 0.17% 0.30% 0.40% 0.16% .029%*** TFB's Investment $ 1,000,000 $ 2,000,000 $ 2,000,000 $ 1,000,000 $ 6,000,000 Cumulative amount of OTTI loss 640,706 177,950 100,650 215,081 1,134,387 Cost, net of OTTI loss $ 359,294 $ 1,822,050 $ 1,899,350 $ 784,919 $ 4,865,613 Cumlative other comprehensive loss, net of tax benefit $ 169,575 $ 710,171 $ 738,937 $ 386,419 $ 2,005,102 Fair Value $ 102,352 $ 746,034 $ 779,749 $ 199,436 $ 1,827,571 *Unique institutions in each pool. **Average ***Weighted average

29 Pooled Trust Preferred Securities FAUQUIER BANKSHARES, INC. Issue X XI XIV XV Weighted Avg Regional Diversification: Region 1 (East Coast Maine to Florida) 34% 28% 37% 30% 32% Region 2 (Mississippi River to Region 1) 24% 20% 18% 20% 20% Region 3 (Mississippi River to Region 5) 14% 9% 21% 10% 14% Region 4 (NM,TX,OK,AK,LA) 13% 24% 17% 17% 19% Region 5 (CA,OR, WA) 15% 19% 7% 3% 12% Insurance Co. 0% 0% 0% 20% 3% 100% 100% 100% 100% 100%

Pooled Trust Preferred Securities
Depository Institutions Financials

(Average and Median Totals)

	Issue X				Issue XI			
	12/31/09		2003Q2		12/31/09		2003Q3	
	Avg	Mdn	Avg	Mdn	Avg	Mdn	Avg	Mdn
NPLs to total loans	4.40%	3.35%	0.74%	0.63%	4.76%	3.84%	0.76%	0.59%
Loan loss reserves to loans	2.21%	2.00%	1.25%	1.21%	2.10%	1.75%	1.31%	1.27%
Tier 1 risk based ratio	11.22%	11.34%	11.48%	10.72%	11.56%	11.34%	12.18%	11.26%
Return on average assets	-0.47%	0.21%	1.09%	1.01%	-0.45%	0.13%	1.19%	1.14%
Net interest margin	3.66%	3.52%	4.12%	4.01%	3.44%	3.51%	4.10%	4.13%
Texas Ratio*	54.24	36.29	9.69	8.20	50.25	35.33	8.23	6.30
No. of banks with Texas Ratio above 100	7		0		8		0	

	Issue XIV				Issue XV			
	12/31/09		2004Q2		12/31/09		2004Q3	
	Avg	Mdn	Avg	Mdn	Avg	Mdn	Avg	Mdn
NPLs to total loans	5.82%	4.57%	0.57%	0.39%	3.72%	2.46%	0.50%	0.32%
Loan loss reserves to loans	2.31%	1.76%	1.28%	1.23%	1.78%	1.46%	1.22%	1.19%
Tier 1 risk based ratio	10.87%	10.92%	12.16%	11.46%	11.74%	11.25%	12.79%	11.94%
Return on average assets	-0.71%	0.12%	1.06%	1.04%	-0.71%	0.12%	1.07%	1.05%
Net interest margin	3.53%	3.49%	4.11%	3.86%	3.55%	3.55%	4.08%	3.92%
Texas Ratio*	70.14	47.19	7.53	5.72	46.36	28.18	6.28	4.95
No. of banks with Texas Ratio above 100	11		0		8		0	

* Texas Ratio - Nonperforming assets plus 90 day past due loans divided by tangible equity plus loan loss reserve.

FAUQUIER BANKSHARES, INC. 30

31 Pooled Trust Preferred Securities (Based on original issuers and collateral) As of March 31, 2010 FAUQUIER BANKSHARES, INC. Issue X XI XIV XV Total / Weighted Avg Institutions in default (No.) 5 6 4 4 19 Institutions in deferral (No.) 15 11 17 11 54 Institutions in default (%) 8% 9% 6% 7% 7% Institutions in deferral (%) 25% 16% 26% 18% 21% Collateral in default ($ M) $ 75.0 $ 72.3 $ 18.0 $ 67.9 $ 233.2 Collateral In deferral ($ M) $ 145.6 $ 70.5 $ 87.5 $ 88.2 $ 391.8 Collateral in default (%) 14% 11% 4% 11% 9% Collateral In deferral (%) 26% 11% 18% 15% 17% Current Moody's Rating (Class B) Ca Ca Ca Ca

Capital Management (For Year Ended December 31) FAUQUIER BANKSHARES, INC. Minimum Required: 4.00 Well Capitalized: 6.00 Minimum Required: 8.00 Well Capitalized: 10.00 32

Deposit Portfolio FAUQUIER BANKSHARES, INC. Average Daily Balances for Twelve Months Ended December 31, 2009 33 Transaction Accounts (DDA /NOW) $143MM 33% Total Deposits (YTD Average) $426MM

34 Total Deposits (For Year Ended December 31) FAUQUIER BANKSHARES, INC. Source: Fauquier Bankshares Financials

Financial Performance and Goals FAUQUIER BANKSHARES, INC. 35

36 Return on Average Equity (ROAE) FAUQUIER BANKSHARES, INC. Peer Group - Bank Holding Companies with Combined Assets of $500MM - $1B (2009/2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005) Sources: BHC Performance Report and Fauquier Bankshares Financials

37 Net Income (ROAA) (As a Percent of Average Assets) FAUQUIER BANKSHARES, INC. Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2009/2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005) Sources: BHC Performance Report and Fauquier Bankshares Financials Year Percentile 2009 68 2008 65 2007 59 2006 62 2005 63

Net Margin Interest* 38 FAUQUIER BANKSHARES, INC. *Net interest income on a taxable equivalent basis divided by average earning assets. Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/2004) Source: BHC Performance Report and Fauquier Bankshares Financials Year Percentile 2009 87 2008 83 2007 60 2006 69 2005 77

Cost of Funds 39 FAUQUIER BANKSHARES, INC. Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2009/2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/) Sources: BHC Performance Report and Fauquier Bankshares Financials Year Percentile 2009 12 2008 10 2007 11 2006 14 2005 13

Total Non-Interest Income As a Percent of Adjusted Operating Income (TE) FAUQUIER BANKSHARES, INC. Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2009/2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005) Source: BHC Performance Report - excludes gains/losses on securities Year Percentile 2009 55 2008 71 2007 72 2006 65 2005 73 40

41 Assets Under Management (At Market Value) FAUQUIER BANKSHARES, INC. Source: Wealth Management Services Statement of Condition and SNL - As of December 31 S&P 500 Index

Keys to Building Shareholder Value Maintain strong credit quality Build transaction account deposit base Disciplined loan and deposit pricing Consistently achieving our earnings per share (EPS) growth and return on average equity (ROAE) goals: - EPS Growth: 10% or greater annually - ROAE: 75th to 80th percentile of Federal Reserve peer group, usually 15.0% Consistent dividend growth FAUQUIER BANKSHARES, INC. 42

Earnings Per Share, Diluted FAUQUIER BANKSHARES, INC. Financial data provided on an annual basis. 43

Buybacks and Dividends as a Percentage of Net Income 44 FAUQUIER BANKSHARES, INC.

Stock Total Return Performance Index 2010 YTD Over Last Year Over Last Two Years Over Last Three Years Since Going Public (1997) FBSS 17.63% 38.38% (8.28%) (32.66%) 228.82% SNL Banks 13.70% 64.04% (30.80%) (47.60%) 9.86% SNL $250M - $500M 14.37% 19.49% (36.16%) (50.86%) 53.11% SNL $500M - $1B 4.97% 14.70% (33.32%) (47.65%) 64.42% Source: SNL Financial as of 3/18/2010 FAUQUIER BANKSHARES, INC. 45

46 Stock Total Return Performance (March 31, 2000 - March 15, 2010) FAUQUIER BANKSHARES, INC. Source: SNL Financial

47 FAUQUIER BANKSHARES, INC. Source: SNL Financial Stock Chart - Price/Tangible Book Value (March 31, 2000 - March 15, 2010)

Cash Dividends To pay a consistently growing cash dividend. *Yield calculated as annual dividend divided by December 31 stock price. FAUQUIER BANKSHARES, INC. 48 Year Dividend Payout Yield* 2009 $0.80 84.2% 6.48% 2008 $0.80 78.1% 6.27% 2007 $0.79 56.5% 4.63% 2006 $0.745 46.2% 2.98% 2005 $0.645 39.0% 2.58% 2004 $0.56 37.6% 2.25% 2003 $0.48 36.6% 2.09% 2002 $0.41 34.5% 2.70% Total $4.70

Contact Information Investor Relation Contacts Randy K. Ferrell President & Chief Executive Officer randy.ferrell@fauquierbank.com Eric P. Graap Executive Vice President & Chief Financial Officer eric.graap@fauquierbank.com Valerie Barlowe Investor Relations Coordinator valerie.barlowe@fauquierbank.com www.fauquierbank.com MAIN OFFICE THE PLAINS VIEW TREE BEALTON OLD TOWN MANASSAS SUDLEY ROAD NEW BALTIMORE CATLETT FAUQUIER BANKSHARES, INC. BRISTOW 49 HAYMARKET